SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): March 1, 2002








                        CNL HOSPITALITY PROPERTIES, INC.
               (Exact Name of Registrant as Specified in Charter)



           Florida                     0-24097              59-3396369
(State or other jurisdiction  (Commission File Number)     (IRS Employer
      of incorporation)                                 Identification No.)


            450 South Orange Avenue                  32801
               Orlando, Florida                   (Zip Code)
   (Address of principal executive offices)



       Registrant's telephone number, including area code: (407) 650-1000

Item 2.       Acquisition or Disposition of Assets.

         The term "Company" includes, unless the context otherwise requires, CNL Hospitality Properties, Inc. and its subsidiaries, CNL Hospitality GP Corp., CNL Hospitality LP Corp. and CNL Hospitality Partners, LP.

         Acquisition of Properties

         On March 1, 2002, the Company acquired one Property, consisting of land and building. In connection with the purchase of the Property, the Company, as lessor, entered into a lease agreement with a lessee.

         The following table sets forth the location of the Property described above and a summary of the principal terms of the acquisition and lease of the Property.


                              PROPERTY ACQUISITIONS
                     From March 1, 2002 through June 3, 2002

                                               Purchase     Date    Lease Expiration and         Minimum
                    Property Location          Price (1)  Acquired     Renewal Options       Annual Rent (2)      Percentage Rent
-------------------------------------------- ----------- --------- --------------------- --------------------- --------------------

Courtyard by Marriott (3) (4)                $35,750,000  03/01/02 03/2007; seven        The greater of (i)      See Minimum Annual
(the "Basking Ridge Property")                                     five-year renewal     $2,145,000 or (ii) a           Rent
Existing hotel                                                     options               percentage of gross
                                                                                         revenues of the
The Basking Ridge Property is                                                            Property ranging from
located in Basking Ridge, New Jersey,                                                    30% to 50% for the
a suburb of Bernards Township, New Jersey.                                               applicable year
The Property includes 235 guest rooms,                                                   designed to result in
two meeting rooms, an outdoor pool, an                                                   a minimum return of
exercise room, and a restaurant and lounge.                                              10.25%



FOOTNOTES:

(1) The approximate federal income tax basis of the depreciable portion (the building and equipment portion) of the Property acquired is set forth below:

                                                                   Estimated
         Property                                             Federal Tax Basis
         --------                                             -----------------

         Basking Ridge Property                                  $  33,900,000

(2) Minimum annual rent for the Property became payable on the effective date of the lease.

(3) The lessee of this Property is an indirect wholly owned subsidiary of the Company.

(4) The lessee has entered into a management agreement with Marriott International, Inc. to operate the hotel. In addition, the lessee has entered into an agreement with Marriott International, Inc. in which Marriott International, Inc. has agreed to guarantee on behalf of the lessee a minimum return equal to 10.25% of the total cost to purchase the Property (the "TRS Pool Guarantee"). The TRS Pool Guarantee terminates on the earlier of (i) the date on which the aggregate amount funded by Marriott International, Inc. equals or exceeds the guarantee term limit of $35 million, (ii) the last day of the first 13 period accounting year for which minimum threshold coverage equals or exceeds 1.25, or (iii) with respect to $15 million of the guarantee, on the third anniversary of the closing date of the last of Courtyard Newark or Residence Inn Newark and with respect to the remaining $20 million of the guarantee, on the fifth anniversary of the closing date of the last of Courtyard Newark or Residence Inn Newark. The maximum amount under the TRS Pool Guarantee is $35 million and covers minimum returns for the Basking Ridge, Oakland Airport, Richmond, SpringHill Suites Manhattan Beach, Plymouth Meeting and TownePlace Suites Manhattan Beach Properties as well as the Courtyard Newark and Residence Inn Newark Properties described in "Pending Investments" and, subject to lender approval, the Western International Portfolio, and the Residence Inn SeaWorld and Courtyard Weston Properties. Operating profits and losses from all 17 Properties will be pooled in determining whether the Properties aggregate operating profits and losses exceeds the aggregate minimum return due under the leases.

         In addition to the above acquisition, on May 28, 2002, the Company invested $1 million in STSN, Inc. in return for Series E Preferred Stock. STSN, Inc. is a privately held company that is a provider of high-speed internet access and other broadband services to hotels, convention centers and office buildings.

         On May 30, 2002, the Company acquired a 10% interest in a limited partnership that owns an office building located in Orlando, Florida, in which the Advisor and its Affiliates lease office space. The Company's equity investment in the partnership is approximately $300,000. The Company's share in the limited partnership's distributions is equivalent to its equity interest in the limited partnership. The remaining interest in the limited partnership is owned by several Affiliates of the Advisor.

         Pending Investments

         As of June 3, 2002, the Company had initial commitments to acquire interests in seven additional hotel Properties. The seven Properties are three Courtyard by Marriott hotels (one in each of Foothill Ranch, Newark and San Francisco, California), two Marriott Hotel properties (one in each of Bridgewater, New Jersey and Seattle, Washington), one Renaissance Hotel (in Tampa, Florida) and one Residence Inn by Marriott (in Newark, California). The acquisition of each of these Properties is subject to the fulfillment of certain conditions. There can be no assurance that any or all of the conditions will be satisfied or, if satisfied, that one or more of these Properties will be acquired by the Company. If acquired, the leases of these Properties are expected to be entered into on substantially the same terms described in "Business -- Description of Property Leases." In order to acquire these Properties, the Company must obtain additional funds through the receipt of additional offering proceeds and/or debt financing.

         On December 6, 2001, the Company entered into an agreement in principle to acquire eight Properties (the "MI4 Portfolio") from Marriott International, Inc. or its affiliates, six of which had been acquired as of June 3, 2002, and to form a joint venture to acquire the Courtyard San Francisco Downtown Property (the "MI4 Transaction"). The MI4 Portfolio includes three Courtyard by Marriott hotels, one Residence Inn by Marriott, three SpringHill Suites by Marriott hotels and one TownePlace Suites by Marriott. The aggregate purchase price for the MI4 Portfolio is expected to be approximately $183 million. It is also expected that the Company will make an equity investment of approximately $13 million for a 50% interest in the Courtyard San Francisco Downtown joint venture, in which an affiliate of Marriott International, Inc. will be our co-venture partner. The Company's equity investment is conditioned on obtaining favorable Permanent Financing and Marriott International, Inc.'s obligation to provide mezzanine financing to the joint venture.

         The Company will lease the MI4 Portfolio Properties and the Courtyard San Francisco Downtown Property, as acquired, to one or more subsidiaries organized to qualify as taxable REIT subsidiaries ("TRS Tenants"). The TRS Tenants will enter into long-term management contracts with Marriott International, Inc. to operate the Properties. As part of the MI4 Transaction, as the Properties are acquired, Marriott International, Inc. will add the Properties to a limited rent guarantee agreement in favor of the TRS Tenants to secure the payment of minimum returns to the Company on a pool of Properties leased to certain TRS Tenants, the TRS Pool Guarantee. The minimum return under the guarantee is equal to 10.25% of the total cost to purchase the Properties. The pool of Properties subject to the TRS Pool Guarantee will initially include the MI4 Portfolio the Western International Portfolio (which includes the Legacy Park, Market Center, Hughes Center, Dallas Plano, Scottsdale Downtown, Lake Union and Phoenix Airport Properties), the Residence Inn SeaWorld Property and the Courtyard Weston Property.

         As part of the MI4 Transaction, on December 28, 2001, Marriott International, Inc. entered into an agreement for an additional guarantee in favor of the Company to further secure payment of minimum returns on a pool of Properties which are currently leased to Marriott International, Inc. or its affiliates (the "Marriott Lease Pool Guarantee"). The minimum return under the guarantee is equal to 10% of the total cost to purchase the Properties and the term of the guarantee is five years. The Properties subject to the Marriott Lease Pool Guarantee include the Lake Buena Vista Portfolio (formerly the "Little Lake Bryan Portfolio") (which includes the Courtyard Lake Buena Vista, Fairfield Inn Lake Buena Vista and SpringHill Suites Lake Buena Vista Properties), the MI2 Portfolio (which includes the Mira Mesa, Merrifield, Gaithersburg and Newark Properties, which were acquired in 1999 and 2000), the Palm Desert Portfolio (which includes the Courtyard Palm Desert and Residence Inn Palm Desert Properties) and the Philadelphia Downtown Property. The Marriott Lease Pool Guarantee is in addition to the limited rent guarantee agreements currently in effect for the Properties.

         Leases. Set forth below are summarized terms expected to apply to the leases for each of the seven Properties. More detailed information relating to a Property and its related lease will be provided at such time, if any, as the Property is acquired.


                                  Estimated Purchase     Lease Term and            Minimum Annual
Property                                  Price         Renewal Options                  Rent                  Percentage Rent
--------                          ------------------    ---------------          --------------------          ---------------

Courtyard by Marriott (1) (2)          $3,276,000    Five years from the  Commencing the date that the     See Minimum Annual Rent
Foothill Ranch, CA                     (excluding    date the Property    Property opens to the public,
(the "Courtyard Foothill Ranch         development   opens to the public; the tenant will pay the greater
Property")                             costs)        five five-year       of a minimum amount to be
Hotel to be constructed                              renewal options      determined at the time of
                                                                          acquisition or a percentage of
                                                                          gross revenues of the Property
                                                                          for the applicable year

Courtyard by Marriott (1) (3)          $25,500,000   Five years; five     The greater of a minimum amount  See Minimum Annual Rent
Newark, CA                                           five-year renewal    to be determined at the time of
(the "Courtyard Newark                               options              acquisition or a percentage of
Property"                                                                 gross revenues of the Property
Hotel under construction                                                  for the applicable year

Courtyard by Marriott (1) (4)          $82,000,000   Five years; five     The greater of a minimum amount  See Minimum Annual Rent
San Francisco, CA                                    five-year renewal    to be determined at the time of
(the "Courtyard San Francisco                        options              acquisition or a percentage of
Downtown Property")                                                       gross revenues of the Property
Existing hotel                                                            for the applicable year

Marriott Hotel (1)                     $61,500,000   Five years; five     The greater of a minimum amount  See Minimum Annual Rent
Bridgewater, NJ                                      five-year renewal    to be determined at the time of
(the "Marriott Bridgewater                           options              acquisition or a percentage of
Property")                                                                gross revenues of the Property
Existing hotel                                                            for the applicable year

Marriott Hotel (1) (3)                 $88,800,000   Five years; five     The greater of a minimum amount  See Minimum Annual Rent
Seattle, WA                                          five-year renewal    to be determined at the time of
(the "Seattle Waterfront Marriott                    options              acquisition or a percentage of
Property")                                                                gross revenues of the Property
Hotel under construction                                                  for the applicable year






                                    Estimated Purchase     Lease Term and          Minimum Annual
Property                                    Price         Renewal Options                Rent                 Percentage Rent
--------                            ------------------    ---------------        --------------------         ---------------

Renaissance Hotel (1) (2)                    (2)       Five years; five   Commencing the date that the    See Minimum Annual Rent
Tampa, FL                                              five-year renewal  Property opens to the public,
(the "Renaissance Tampa Property")                     options            the tenant will pay the greater
Hotel to be constructed on leased                                         of a minimum amount to be
land                                                                      determined at the time of
                                                                          acquisition or a percentage of
                                                                          gross revenues of the Property
                                                                          for the applicable year

Residence Inn by Marriott (1) (3)        $27,300,000   Five years; five   The greater of a minimum amount See Minimum Annual Rent
Newark, CA                                             five-year renewal  to be determined at the time of
(the "Residence Inn Newark                             options            acquisition or a percentage of
Property")                                                                gross revenues of the Property
Hotel under construction                                                  for the applicable year

---------------------
FOOTNOTES:

(1) The Courtyard Foothill Ranch, Courtyard Newark, Courtyard San Francisco Downtown, Marriott Bridgewater, Seattle Waterfront Marriott, Renaissance Tampa and Residence Inn Newark Properties are expected to be leased to indirect wholly owned subsidiaries of the Company.

(2) The Company plans to enter into a development services agreement for the Property under which a wholly owned subsidiary of the Advisor will receive a Development Fee for serving as developer of the Property. The maximum cost to the Company (including the purchase price of the land, development costs, and closing and acquisition costs for the Courtyard Foothill Ranch Property, and including development costs, and closing and acquisition costs for the Renaissance Tampa Property) is not expected to, but may, exceed the amounts set forth below:

                                                                                             Estimated Final
                         Property                       Estimated Maximum Cost               Completion Date
                         --------                       ----------------------               ---------------

          Courtyard Foothill Ranch Property                   $18,300,000                    September 2003
          Renaissance Tampa Property                          $47,500,000                     January 2004

(3) Once acquired, Marriott International, Inc. will add this Property to a guarantee agreement to secure the payment of a minimum return to the Company equal to 10.25% of the total cost to purchase the Property.

(4) The Company anticipates acquiring a 50% interest in the Courtyard San Francisco Downtown Property through a joint venture with an affiliate of Marriott International, Inc. The joint venture anticipates financing the acquisition with equity investments of $13 million from each of the Company and Marriott International, Inc. as well as $41 million of borrowings from a third-party lender and $15 million of mezzanine financing to be provided by Marriott International, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                           CNL HOSPITALITY PROPERTIES, INC.


Dated:  June 12, 2002      By:       /s/ Robert A. Bourne
                                    -------------------------------------------
                                     ROBERT A. BOURNE, President